Exhibit 99.1

March 17th, 2021

Code Chain New Continent Limited

No 2020 Zhongshanxi Road

Room 502A40

Xuhui District, Shanghai, China 200030

Board of Directors,

Please accept my resignation as the Chief Operating Officer at Code Chain New Continent Limited, effective from March 17th, 2021.

I appreciate the opportunities from growth and development the company have provided during my tenure.

Please let know how I can be of help during the transition period. I wish the company the very best going forward.

Sincerely,

/s/ Jianing Yu
Jianing Yu